STARBOARD INVESTMENT TRUST

MATISSE DISCOUNTED BOND CEF STRATEGY

Supplement dated June 23, 2023
to the Summary Prospectus and Prospectus,
each dated August 1, 2022

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information for the Matisse Discounted Bond CEF Strategy.
The following disclosure is added to the Summary Prospectus and Prospectus as a new last paragraph in the section entitled “Principal Investment Strategies.”

To take advantage of opportunities to invest, the Fund may borrow money for investment purposes (leverage).  Any borrowing by the Fund will be subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), and relevant interpretive positions of the staff of the Securities and Exchange Commission (the “SEC”), which presently allow the Fund to borrow (including pledging, mortgaging or hypothecating assets) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain copies of the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at 116 South Franklin Street, Rocky Mount, North Carolina 27804, or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference